UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2024 (March 14, 2024)

Richtech Robotics Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41866	88-2870106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4175 Cameron St Ste 1

Las Vegas, NV 89103

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (866) 236-3835

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.0001 per share	RR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Purchase Agreement

As previously disclosed by Richtech Robotics Inc., a Nevada corporation (the “Company”), in its Current Report on Form 8-K that was filed with the Securities and Exchange Commission (“SEC”) on February 24, 2024, as amended on March 14, 2024, on February 15, 2024, the Company entered into a Standby Equity Purchase Agreement (the “Purchase Agreement”) with YA II PN, Ltd. (the “Investor”), pursuant to which the Investor has agreed to purchase up to $50 million of the Company’s shares of Class B common stock, par value of $0.0001 per share (the “Common Stock”) over the course of 24 months after the date of the Purchase Agreement.

In connection with and subject to the satisfaction of certain conditions set forth in the Purchase Agreement, upon the request of the Company, the Investor will pre-advance to the Company up to $3,000,000 of the $50,000,000 commitment amount (a “Pre-Advance”), with each Pre-Advance to be evidenced by a convertible promissory note (each, a “Note”). The first Pre-Advance, in the principal amount of $1,000,000, was advanced February 15, 2024. The second Pre-Advance shall be in a principal amount of $1,000,000 and advanced upon the filing of the registration statement, and the third Pre-Advance shall be in a principal amount of $1,000,000 and advanced on the second trading day after the effectiveness of the registration statement.

On March 14, 2024, the Company and the Investor entered into a letter agreement (the “Letter Agreement”) to amend the terms of each Note as follows: (i) the Company may redeem early a portion or all amounts (including principal and accrued and unpaid interest) outstanding under the Note (“Optional Redemption”) with at least 10 trading days’ prior written notice by the Company to the Investor. The outstanding principal balance being redeemed by the Company shall be subject to a 10% cash redemption premium. After receipt of the Redemption Notice, the Investor shall have 10 trading days to elect to convert all or any portion of the Note; and (ii) the Conversion Price (as defined in the Note), which is subject to a reset on May 28, 2024, shall in no event be lower than $1.50 per Common Share.

The foregoing description of the Letter Agreement is qualified in their entirety by reference to the full text of the Letter Agreement, a copy of which is attached hereto as Exhibits 10.1 and which is incorporated herein in its entirety by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Letter Agreement, dated March 14, 2024, by and between the Company and YA II PN, Ltd.
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Richtech Robotics Inc.

	By:	/s/ Zhenwu (Wayne) Huang
		Name:	Zhenwu (Wayne) Huang
		Title:	Chief Executive Officer and Director

Dated: March 15, 2024

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